UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2020

NOBLE ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way Houston, Texas	77070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NBL	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously announced, on July 20, 2020, Noble Energy, Inc. (“Noble Energy”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Chevron Corporation (“Chevron”) and Chelsea Merger Sub Inc., a direct, wholly-owned subsidiary of Chevron (“Merger Subsidiary”). The Merger Agreement provides that, among other things and subject to the terms and conditions of the Merger Agreement, Merger Subsidiary will be merged with and into Noble Energy, with Noble Energy surviving and continuing as the surviving corporation in the merger as a direct, wholly-owned subsidiary of Chevron (such transaction, the “Merger”).

In connection with the Merger, Noble Energy filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on August 26, 2020. As disclosed in the Proxy Statement, and as is common in transactions of this type, several lawsuits have been filed by purported stockholders challenging the completeness and accuracy of the disclosures in Chevron’s registration statement on Form S-4 dated August 11, 2020, which was subsequently amended and declared effective by the SEC on August 26, 2020, and seeking to compel additional disclosures prior to a shareholders meeting and/or closing of the transaction.

The supplemental disclosures contained below should be read in conjunction with the Proxy Statement, which is available on the Internet site maintained by the SEC at http://www.sec.gov, along with periodic reports and other information Noble Energy and Chevron file with the SEC. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

Litigation Relating to the Merger

Following the filing of the Proxy Statement, three additional lawsuits were filed in the United States District Court for the Southern District of New York making similar allegations: Hogan v. Noble Energy, Inc., No. 1:20-cv-06927, filed on August 27, 2020, Kumar v. Noble Energy, Inc., No. 1:20-cv-07187, filed on September 3, 2020, and Fague v. Noble Energy, Inc., No. 1:20-cv-07854, filed on September 23, 2020.

Chevron and Noble Energy believe that these claims are without merit and no supplemental disclosures are required under applicable law. However, to eliminate the burden, expense, and uncertainties inherent in such litigation, and without admitting any liability or wrongdoing, Chevron and Noble Energy are voluntarily making certain supplemental disclosures to the Proxy Statement, set forth below. Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. Chevron and Noble Energy, as applicable, specifically deny all allegations in the foregoing complaints, including that any additional disclosure was or is required.

Supplemental Proxy Statement Disclosures

The following disclosure is to be inserted after the paragraph beginning with “Prior to the opening of trading” on page 57 of the Proxy Statement :

“Noble Energy has not entered into any standstill arrangements that contain a “don’t ask, don’t waive” provision or any other provision that would prohibit a third party from making an acquisition proposal.”

The following disclosure is to be inserted at the end of the first paragraph under the heading “Certain Assumptions” on page 73 of the Proxy Statement:

“As of July 20, 2020, Noble Energy management believed that the Base Case projections were the most likely to be realized.”

The table on page 75 of the proxy statement is supplemented by the following information:

	2020(6)	2021	2022	2023	2024	2025	2026	2027	2028	2029
Base Case
Cash flow from operations	$1,190	$1,342	$1,816	$1,948	$2,053	$2,885	$3,792	$4,158	$3,941	$3,764
Strip+ Case
Cash flow from operations	$1,126	$1,141	$1,584	$1,705	$1,753	$2,570	$3,484	$3,919	$3,790	$3,764
Upside Case
Cash flow from operations	$1,108	$1,698	$2,571	$2,680	$2,748	$3,575	$4,568	$5,006	$4,787	$4,593
Strip+ Low Case
Cash flow from operations	$1,040	$798	$1,050	$1,208	$1,163	$1,693	$1,944	$2,013	$2,071	$2,000

The table on page 75 of the proxy statement is supplemented by adding the unlevered free cash flow on a standalone basis used for purposes of the discounted cash flow analysis:

	2020(6)	2021	2022	2023	2024	2025	2026	2027	2028	2029
Base Case
Unlevered free cash flow	($294)	$(142)	$122	($124)	($245)	$351	$1,169	$1,883	$2,034	$1,969
Strip+ Case
Unlevered free cash flow	($357)	($341)	($105)	($358)	($534)	$52	$880	$1,653	$1,882	$1,969
Upside Case
Unlevered free cash flow	($375)	$213	$868	$595	$432	$1,024	$1,938	$2,731	$2,880	$2,798
Strip+ Low Case
Unlevered free cash flow	($367)	$183	$176	($13)	$116	$695	$777	$969	$957	$952

The estimated 2029 unlevered free cash flow metric for each case was used in determining the Terminal Value used in J.P. Morgan’s discounted cash flow analysis.

The following table will replace the bulleted list of selected transactions under the paragraph beginning with “Using publicly available information, J.P. Morgan calculated” on page 68 of the Proxy Statement:

Date Announced	Transaction	TV / NTM EBITDAX	Date Announced	Transaction	TV / NTM EBITDAX
11/14/19	Callon / Carrizo	3.5x	12/14/09	ExxonMobil / XTO	6.7x
05/09/19	Oxy / Anadarko	7.2x	03/23/09	Suncor / PetroCanada	4.3x
11/01/18	Encana / Newfield	4.2x	06/23/06	Anadarko / Kerr McGee	5.8x
05/11/15	Noble Energy / Rosetta	9.3x	12/12/05	ConocoPhillips / Burlington	5.4x
12/16/14	Repsol / Talisman	5.3x	05/30/01	ConocoPhillips / Gulf	5.0x
07/23/12	CNOOC / Nexen	4.0x	04/03/00	Anadarko / Union Pacific	5.0x
07/15/11	BHP / Petrohawk	8.8x

The following disclosure is to be inserted after the second sentence in the paragraph beginning with “For services rendered in connection with the merger” on page 71 of the Proxy Statement:

“In considering broker price targets, the Noble Energy Board reviewed 26 separate analyst reports, with dates from May 8, 2020 until July 9, 2020. These analyst price targets ranged from $6.80 to $24 per share, with a median target of $13 per share.”

Important Information For Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the potential transaction, Chevron filed a registration statement on Form S-4 with the SEC containing a preliminary prospectus of Chevron that also constitutes a preliminary proxy statement of Noble Energy. Noble Energy mailed a definitive proxy statement/prospectus to stockholders of Noble Energy on or about August 26, 2020. This communication is not a substitute for the proxy statement/prospectus or registration statement or for any other document that Chevron or Noble Energy may file with the SEC and send to Noble Energy’s stockholders in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF CHEVRON AND NOBLE ENERGY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by Chevron or Noble Energy through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Chevron are available free of charge on Chevron’s website at http://www.chevron.com/investors and copies of the documents filed with the SEC by Noble Energy are available free of charge on Noble Energy’s website at http://investors.nblenergy.com.

Chevron and Noble Energy and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of Chevron is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 21, 2020, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 7, 2020. Information about the directors and executive officers of Noble Energy is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 12, 2020, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 10, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction are included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between Chevron and Noble Energy, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction (including anticipated annual run-rate operating and exploration cost synergies and anticipated accretion to return on capital employed, free cash flow, and earnings per share), projected financial information, future opportunities, litigation relating to the potential transaction, and any other statements regarding Chevron’s and Noble Energy’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “may,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions. All such forward-looking statements are based on current expectations of Chevron’s and Noble Energy’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite Noble Energy stockholder approval; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; the effects of disruption to Chevron’s or Noble Energy’s respective businesses; the effect of this communication on Chevron’s or Noble Energy’s stock prices; the effects of industry, market, economic, political or regulatory conditions outside of Chevron’s or Noble Energy’s control; transaction costs; Chevron’s ability to achieve the benefits from the proposed transaction, including the anticipated annual run-rate operating and exploration cost synergies and accretion to return on capital employed, free cash flow, and earnings per share; Chevron’s ability to promptly, efficiently and effectively integrate acquired operations into its own operations; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements are: changing crude oil and natural gas prices and demand for Chevron’s or Noble Energy’s products and production curtailments due to market conditions; crude oil production quotas or other actions that might be imposed by the Organization of Petroleum Exporting Countries and other producing countries; public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics, and any related government policies and actions; changing economic, regulatory and political environments in the various countries in which the parties operate; general domestic and international economic and political conditions; changing refining, marketing and chemicals margins; Chevron’s ability to realize anticipated cost savings, expenditure reductions and efficiencies associated with enterprise transformation initiatives; actions of competitors or regulators; timing of exploration expenses; timing of crude oil liftings; the competitiveness of alternate-energy sources or product substitutes; technological developments; the results of operations and financial condition of the parties’ suppliers, vendors, partners and equity affiliates, particularly during extended periods of low prices for crude oil and natural gas during the COVID-19 pandemic; the inability or failure of joint-venture partners to fund their share of operations and development activities; the potential failure to achieve expected net production from existing and future crude oil and natural gas development projects; potential delays in the development, construction or start-up of planned projects; the potential disruption or interruption of operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond Chevron’s control; the potential liability for remedial actions or assessments under existing or future environmental regulations and litigation; significant operational, investment or product changes required by existing or future environmental statutes and regulations, including international agreements and national or regional legislation and regulatory measures to limit or reduce greenhouse gas emissions; the potential liability resulting from pending or future litigation; Chevron’s future acquisitions or dispositions of assets or shares or the delay or failure of such transactions to close based on required closing conditions; the potential for gains and losses from asset dispositions or impairments; government-mandated sales, divestitures, recapitalizations, industry-specific taxes, tariffs, sanctions, changes in fiscal terms or restrictions on scope of operations; foreign currency movements compared with the U.S. dollar; material reductions in corporate liquidity and access to debt markets; the receipt of required Board authorizations to pay future dividends; the effects of changed accounting rules under generally accepted accounting principles promulgated by rule-setting bodies; and Chevron’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Noble Energy assumes no obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Additional factors that could cause results to differ materially from those described above can be found in Noble Energy’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K all of which are available on the Noble Energy’s website at http://investors.nblenergy.com/financial-information/sec-filings and on the SEC’s website at http://www.sec.gov, and in Chevron’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K all of which are available on Chevron’s website at https://chevroncorp.gcs-web.com/financial-information/sec-filings and on the SEC’s website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.

Date: September 24, 2020

	By:	/s/ Kenneth M. Fisher
Kenneth M. Fisher
Executive Vice President, Chief Financial Officer